Acquisition of Old Florida Bancshares, Inc. October 27, 2014 Exhibit 99.2

Safe Harbor And Legend

Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in IBERIABANK
Corporation’s periodic filings with the SEC.
In connection with the proposed merger, IBERIABANK Corporation will file a Registration
Statement on Form S-4 that will contain a proxy statement / prospectus. INVESTORS AND
SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT /
PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE,
BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement / prospectus (when it is available) and other documents containing information about the transaction with Old Florida Bancshares, Inc., and the pending merger with Florida Bank Group, Inc. without charge, at the SEC’s website at http://www.sec.gov.
Copies of the proxy statement / prospectus and the SEC filings that will be incorporated by reference in the proxy statement / prospectus may also be obtained for free from the
IBERIABANK Corporation website, www.iberiabank.com, under the heading “Investor
Information”.
This communication is not a solicitation of any vote or approval, is not an offer to purchase shares of Old Florida Bancshares, Inc. common stock, nor is it an offer to sell shares of
IBERIABANK Corporation common stock which may be issued in any proposed merger with Old
Florida Bancshares, Inc.  The issuance of IBERIABANK Corporation common stock in any proposed merger with Old Florida Bancshares, Inc. would have to be registered under the
Securities Act of 1933, as amended (the “Act”), and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.

Compelling
Strategic
Rationale
Transaction Rationale
•
New market acquisition of an Orlando, Florida-based commercial bank
•
Largest community bank in the Orlando MSA
•
Established and complementary customer profile
•
Strong core deposit franchise with $1.2 billion in low-cost deposits
•
14 bank offices located in Florida – 12 offices in the Orlando area and two offices approximately 70 miles north of Tampa
•
Emphasis on small to mid-market C&I / owner-occupied CRE with $1.1 billion in gross loans
•
Adds approximately $1.4 billion in total assets
•
Approximately 2% accretive to EPS in 2016 and 3% accretive in 2017
•
Tangible book value dilution of approximately 2% at consummation
•
Tangible book value breakeven, including one-time acquisition and conversion related costs, in less than four years
•
Transaction has neutral impact on capital ratios
•
Anticipate internal rate of return in excess of 20%
•
Comprehensive due diligence completed, including credit review
•
Strong credit / underwriting culture and excellent asset quality
•
Limited loss content expected (1.2% of gross loans on a par basis)
•
Conversion and integration experience reduces integration risk
Financially
Attractive
Low Risk

Notes:
(1) The agreement provides for a fixed exchange ratio with pricing collars that fix the value received by Old Florida’s shareholders if the weighted average trading price of
IBERIABANK Corporation’s common stock were to decline below $57.31 per share, or exceed $70.05 per share, over a specified period
(2) Assumes common and preferred converted shares and no exercise of options outstanding
(3) Assumes all stock options outstanding are cashed out at consummation
4 4 4 4 4 4
Transaction Overview
•
Tax-free, stock-for-stock exchange
•
Fixed exchange ratio of 0.34 share of IBERIABANK common stock for each Old Florida Bancshares, Inc. ("Old Florida") share within price collars and floating exchange ratios outside collars
(1)
Consideration
Deal Value
Valuation
Multiples
Due Diligence
Required
Approvals
Timing
•
$238 million for total equity
(2)
outstanding based on IBERIABANK
Corporation’s closing price of $64.13 on October 24, 2014
•
$21.80 per Old Florida common share outstanding
(2)
•
Estimated $21 million in cash liquidation value of all options outstanding
(3)
•
Completed comprehensive due diligence
•
Old Florida shareholder approval
•
Customary regulatory approvals
•
Expected closing in first quarter of 2015
Shareholders’       Aggregate Value
Equity
(2)
Including Options
(3)
•
Price / Total Book: 163% 178%
•
Price / Tangible Book: 170% 185%

Solidifies our Florida Franchise
IBERIABANK
Old Florida
Florida Bank Group
Pro Forma Diversification (Deposits)
Florida Market Share & Rankings
Rank in Top 6 markets
2014
Rank
Institution Branch
Deposits
($mm)
Market
Share
Miami Tampa Orlando J'Ville
Sara-
sota
Fort
Myers
1 Bank of America 602 85,310 18.91 2 1 2 1 1 2
2 Wells Fargo 652 71,336 15.81 1 2 3 3 2 1
3 SunTrust 506 43,769 9.70 5 3 1 5 3 3
4 JPMorgan Chase 388 21,621 4.79 4 7 4 23 6 8
5 Regions 363 19,102 4.23 12 4 6 6 7 11
6 BB&T 326 15,773 3.50 7 6 7 7 4 5
7 Citigroup 56 15,201 3.37 3 - - 34 - -
8 EverBank 14 13,959 3.09 31 21 - 2 - 15
9 BankUnited 103 10,876 2.41 6 17 31 - 13 14
10 Toronto-Dominion 166 10,355 2.30 10 11 11 8 - -
16
Pro Forma
IBERIABANK
78 4,248 0.85 41 22 8 26 8 7
21 IBERIABANK (1) 64 3,042 0.58 41 22 - 26 8 7
Total for Institutions in
Market
5,441 451,131
•
IBERIABANK Corporation will have a meaningful presence in the six largest MSAs in the state of Florida
•
Pro forma ranks #16 in the state of Florida with $4.3 billion in total deposits and 78 branches
•
Florida is the fourth largest state in the nation as measured by both population and gross state product
5
Miami
Tampa
Orlando
Jacksonville
Sarasota
Fort Myers
Source: SNL Financial as of June 30, 2014 Regulatory Data
(1) IBERIABANK is pro forma for acquisition of Florida Bank Group, Inc. announced in October 2014

150
125
100
75
50
12%
10%
8%
6%
4%
2%
0%
107
100
101
101
104
106
108
112
115
119
122
124
08
09
10
11
12
13
14
15
16
17
18
19
Gross Metro Product
Unemployment rate (%)

Construction 4.8%
Government 11.0%
Retail Trade 12.4%
Financial Activities 6.5%
Prof. and Bus. Services 16.5%
Educ. and Health Services 12.3%
Leisure and Hosp. Services 20.6%
Other Services 15.8%

6

Orlando Market Highlights
Growing Metro Product with Falling Unemployment
•
Large and stable economy with a favorable growth forecast
•
Orlando MSA has current population of 2.3 million people with projected growth of 7.5% over the next five years
•
Strong job creation has led to net migration into the area, while keeping the unemployment rate below 6% in 2014
•
New home permit issuance at 1.6% of the existing housing stock, about twice the national average
•
Deep and sophisticated C&I client base across a diversified array of industries
Diversified Economy
Source: SNL Financial as of June 30, 2014; Moody's Analytics indexed to 100 in 2009

Forest
Silver Springs Shores
De Land
Deltona
Beverly Hills
Inverness
441
Tavares
Sanford
Homosassa Springs
Okahumpka
Apopka
Altamonte S
19
Pine Hills
Orlando
Groveland
Spring Hill
98
Bayonet Point
Dade City
4
Kissimmee
Zephyrhills

OLD FLORIDA

OLD FLORIDA

7

Franchise Highlights
Medical District - South Orlando
– 918 South Orange Ave
Orlando, $111.7 mm
Lake Mary – 7090 CR 46A
Lake Mary, $40.0 mm
Apopka – 1420 W Orange Blossom Trail
Apopka, $36.9 mm
Source: SNL Financial as of June 30, 2014
(1) SNL ranking $500 million to $5 billion in assets in 2013
•
In a market dominated by money center banks and
super-regionals, Old Florida is the largest local player
in terms of branches and deposit share
•
Old Florida's main office and 11 bank branches
in the Orlando area
•
Two branches in Citrus County, Florida,
expanding from the Tampa footprint
•
Strong core deposit franchise concentrated in
Orlando market
•
Total deposits of $1.1 billion in market
•
Average deposits per branch of $94 million
•
Cost of deposits of approximately 0.29%
•
High quality, experienced management team and
board of directors with strong local connectivity
•
Favorable commercial lending platforms, including
attractive niche specialty finance businesses
•
Top 100 best performing bank in the nation, two
years in a row (1)

8

Specialty Businesses
•
Mercantile Capital Corporation established in
2002
•
Acquired by Old Florida Bancshares, Inc. in
2010 and is a wholly-owned subsidiary of the
bank.
•
Provides structuring, SBA qualification,
underwriting and closing services to
borrowers
•
Provides short-term, interim first and second
mortgage loans that are typically paid off by
permanent first mortgage lender and SBA
debenture funding
•
Focus is on 504 lending and not 7(a) financing
•
30% of loans are in Florida
•
Approximately $45 million in book balances
•
In the 12 years of existence, MCC had only
one troubled loan
•
63% of portfolio is in Florida, 21% in Georgia,
6% in South Carolina, 3% in Mississippi, and
7% in other states
•
Entire portfolio is made up of loans (does not
provide lease financing)
•
Focus is on heavy, income producing
equipment – where a rental value or specific
value in fulfilling a contract can be calculated
•
Industry concentration on logging and
excavation equipment
•
Loan portfolio is approximately $78 million
•
Typical deal size is less than $500,000 and
the maximum loan term is five years
SBA 504 Lending Equipment Finance Business

9

Presence in Florida's Six-Largest MSAs
Source: SNL Financial as of June 30, 2014 Regulatory Data
IBERIABANK pro forma for pending acquisition of Florida Bank Group, Inc. and Old Florida Bancshares, Inc.
Miami – Fort Lauderdale – West Palm Beach
Rank Institution Branches Deposits ($mm) Market Share
1 Wells Fargo 204 31,326 16.76
2 Bank of America 199 28,896 15.46
3 Citigroup 55 15,184 8.12
4 JPMorgan Chase 185 14,143 7.56
5 SunTrust 102 11,317 6.05
6 BankUnited 69 8,837 4.73
7 BB&T 114 6,248 3.34
8 Mercantil Servicios 16 5,677 3.04
9 HSBC 17 5,309 2.84
10 Toronto - Dominion 71 5,301 2.84
41 IBERIABANK 8 404 0.22
Total in Market 1,665 175,835
North Port – Sarasota – Bradenton
Rank Institution Branches Deposits ($mm) Market Share
1 Bank of America 35 3,223 18.88
2 Wells Fargo 30 2,586 15.15
3 SunTrust 31 1,959 11.47
4 BB&T 20 1,189 6.97
5 Fifth Third 16 787 4.61
6 JPMorgan Chase 19 775 4.54
7 Regions 16 513 3.01
8 IBERIABANK 9 480 2.81
9 Bank of Montreal 11 480 2.81
10 PNC 10 372 2.18
Total in Market 300 17,072
Orlando – Kissimmee - Sanford
Rank Institution Branches Deposits ($mm) Market Share
1 SunTrust 64 9,490 23.34
2 Bank of America 63 8,381 20.61
3 Wells Fargo 55 6,817 16.76
4 JPMorgan Chase 53 2,589 6.37
5 Fifth Third 40 1,668 4.1
6 Regions 47 1,660 4.08
7 BB&T 40 1,578 3.88
8 IBERIABANK 12 1,129 2.78
9 PNC 23 628 1.54
10 Three Shores 4 547 1.35
Total in Market 579 40,664
Tampa – St. Petersburg – Clearwater
Rank Institution Branches Deposits ($mm) Market Share
1 Bank of America 93 10,855 19.64
2 Wells Fargo 87 9,715 17.57
3 SunTrust 95 7,725 13.97
4 Regions 79 5,878 10.63
5 Fifth Third 44 2,795 5.06
6 BB&T 48 2,539 4.59
7 JPMorgan Chase 55 1,650 2.98
8 USAmeriBancorp 13 1,547 2.8
9 Tampa Bay 10 1,210 2.19
10 TFS Financial 5 1,080 1.95
22 IBERIABANK 8 289 0.52
Total in Market 764 55,282
Cape Coral – Fort Myers
Rank Institution Branches Deposits ($mm) Market Share
1 Wells Fargo 34 2,123 16.59
2 Bank of America 28 1,854 14.48
3 SunTrust 24 1,715 13.4
4 Fifth Third 18 1,114 8.7
5 BB&T 20 844 6.59
6 FineMark 3 520 4.06
7 IBERIABANK 10 439 3.43
8 JPMorgan Chase 11 373 2.91
9 Northern Trust 3 351 2.74
10 FCB 4 328 2.56
Total in Market 224 12,800
Jacksonville
Rank Institution Branches Deposits ($mm) Market Share
1 Bank of America 35 20,751 42.05
2 EverBank 6 12,303 24.93
3 Wells Fargo 63 5,973 12.1
4 BBVA 25 1,934 3.92
5 SunTrust 27 1,811 3.67
6 Regions 24 1,246 2.53
7 BB&T 14 557 1.13
8 Toronto -Dominion 7 544 1.1
9 Ameris 10 470 0.95
10 Jacksonville 9 423 0.86
26 IBERIABANK 3 72 0.14
Total in Market 321 49,353

Other 1%
1-4 Family 8%
Multifamily 3%
Owner-Occupied CRE 23%
Investment CRE 23%
Consumer & HELOC 8%
C&I 25%
Construction 10%

10 10 10 10 10 10
•
Approximately 80 people involved in due
diligence process; credit team included 27
associates performing both on-site credit file and
off-site credit portfolio reviews
•
Reviewed 98% of outstanding loan balances
and nearly 98% of total number of loans
•
Approximately 60% of outstanding loan
balances were reviewed on-site with the
remainder analyzed by off-site portfolio review
Total Loans: $1.1 billion
Yield on Loans: 5.17%
Credit Summary
Diligence Scope
Loan Portfolio Comments
Loan Portfolio Composition
Source: Financial data as of September 30, 2014
•
Majority are in-market loans
•
Primarily focused on commercial lending
•
Good asset quality metrics:
•
Non-performing assets /Assets = 0.98%
•
Non-performing loans/Loans = 0.74%
•
Credit mark of approximately $13.1 million on a
pre-tax par basis ($5.6 million on a pre-tax book
basis)
•
Allowance for loan losses of $10.0 million

11 11 11 11 11 11
Merger Considerations
•
No corporate or bank board seats
•
Old Florida board members
invited to form the nucleus of
IBERIABANK Corporation’s
Central Florida Advisory Board
•
Two employment contracts
•
Savings equate to approximately
30% compared to Old Florida’s
total expenses
•
No office consolidations
anticipated
Approximately $22 million in pre-tax
costs:
•
$3.6 million in change of control contracts
•
$3.6 million in severance/retention payments
•
$3.2 million in contract terminations
•
$2.8 million in lease terminations
•
$1.3 million in system conversions
•
$0.6 million in marketing/communications
•
$6.5 million in other merger-related expense
Costs & Synergies
Merger-Related Costs

12 12 12 12 12 12
Conservative
Financial
Assumptions
Cost Savings:
Merger Related Costs:
•
Gross loss estimate of $13.1 million on a pre-tax par
basis, or $5.6 million on a pre-tax book basis
•
Current allowance for loan losses of $10.0 million
•
Approximately $22 million on a pre-tax basis
Credit Mark:
Other Marks:
•
Aggregate negative $3.0 in other marks including
securities portfolio, loan rate, OREO, fixed assets
Financial Assumptions & Impact
Attractive
Financial
Impact
Notes:
(1) Pro forma capital ratios include pending Florida Bank Group, Inc. transaction
•
Approximately 2% accretive to EPS in 2016 and 3% accretive in 2017
•
Tangible book value dilution of approximately 2% at consummation
•
Tangible book value breakeven, including one-time acquisition and conversion related costs, of under four years
•
Strong pro forma capital ratios
(1)
:
•
Tangible common equity ratio = 8.5%
•
Total risk based capital ratio = 12.3%
•
Internal rate of return over 20%; well in excess of our cost of capital
Annual run-rate cost savings of approximately $9
million on a pre-tax basis
Represents approximately of 30% of Old Florida’s
run-rate 2014 non-interest expenses
Expect run-rate savings to be achieved within
six months of closing

Appendix

14 14 14 14 14 14
Orlando Marketplace
2008 2009 2010 2011 2012 2013 INDICATORS 2014 2015 2016 2017 2018 2019
107.2 100.4 100.6 101.1 103.5 106.0 Gross metro product 108.3 111.8 115.3 118.7 121.5 123.9
(2.3) (6.4) 0.2 0.6 2.3 2.4 % change 2.2 3.2 3.2 2.9 2.4 2.0
1,064.7 997.5 992.3 1,005.6 1,031.9 1,065.0 Total employment (000s) 1,099.6 1,133.3 1,173.5 1,208.2 1,233.5 1,256.3
(1.7) (6.3) (0.5) 1.3 2.6 3.2 %change 3.2 3.1 3.6 3.0 2.1 1.8
5.9 10.3 11.3 10.2 8.7 6.9
Unemployment rate (%)
5.9 5.8 5.4 4.9 4.6 4.6
1.2 (5.1) 3.9 4.7 5.0 3.3 Personal income growth (%) 5.9 7.9 8.1 7.4 6.3 5.6
50.6 47.1 46.6 46.1 46.8 47.9 Median household income ($000s) 49.3 51.2 53.2 55.1 56.8 58.2
2,087.5 2,111.9 2,139.4 2,174.2 2,223.5 2,267.8 Population (000s) 2,314.6 2,368.6 2,429.5 2,496.6 2,566.5 2,638.1
1.4 1.2 7.3 7.6 2.3 2.0 % change 2.1 2.3 2.6 2.8 2.8 2.8
14.6 10.0 14.5 23.3 37.2 32.0 Net migration (000s) 35.0 42.2 49.0 55.1 57.9 59.5
5,280 3,707 4,221 4.533 7,322 9.222 Single-family permits (#) 8,539 13,607 19,681 21,088 19,968 19,565
4,953 780 1,033 1,972 4,684 6,341 Multifamily permits (#) 7,565 9,417 11.217 10,549 10,141 10,161
211.2 150.4 134.6 125.3 133.7 161.2 Existing-home price ($000s) 181.3 188.3 194.1 197.1 200.4 205.8
One of the fastest-growing mature economies in the nation, forecasted to well outpace the US average
The area provides abundant jobs for both skilled and unskilled labor, moderate living cost, strong housing demand and thriving industries including healthcare and tourism
Source: Moody’s Analytics as of June  2014

45
41
37
33
29
(US$000s)
44.6
41.7
36.9
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
ORL
FL
US

40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
14,531
23,260
37,173
32,041
2010
2011
2012
2013

5
4
3
2
1
0
(%)
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Population Growth
US Average

15 15 15 15 15 15
Orlando Demographics
Per Capita Income
High-Tech Employment
(000s) % of Total
ORL 44.5 4.2
US 6,431.1 4.7
Housing-Related Employment
(000s) % of Total
ORL 120.3 11.3
US 12,401.4 9.1
Job Specialization
Net Migration
Population Growth
Source: Moody's Analytics as of June 2014; Local Market Monitor for the Orlando MSA as of October 2014

35
30
25
20
15
10
5
0
(5)
(10)
(15)
(20)
(%)
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Actual
Forecast

350
300
250
200
150
100
50
0
(US$000s)
1990
1995
2000
2005
2010
2015
Equilibrium Price
Actual Price
Equilibrium Forecast
Actual Forecast

1,500
1,400
1,300
1,200
1,100
1,000
900
800
700
600
500
400
($)
2000 2001 2002 2003 2005 2006 2007 2008 2010 2011 2012 2013 2015 2016 2017
Actual Rent
Forecast

3,000
2,500
2,000
1,500
1,000
500
0
(#)
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Single Family Housing Permits
Multi Family Housing Permits

16 16 16 16 16 16
Orlando Housing Market
•
House values expected to increase by 12% over the next year, above the national average of 7.2%
•
Historical foreclosures from the housing bubble still pull down house prices, as those are sold further potential for increase in prices
Actual and Equilibrium Home Prices
Housing Permits
Home Price Change
Monthly Rent
Source: Local Market Monitor as of October 2014

IBERIABANK
Corporation™

Member FDIC EQUAL HOUSING LENDER